                                                 Exhibit 99.6
 -------------------------------------------------------------------------------
                                                 Monthly Operating Report

   -------------------------------------
   CASE NAME: OK Turbines, Inc.               ACCRUAL BASIS
   -------------------------------------

   -------------------------------------
   CASE NUMBER: 400-42146-BJH-11                02/13/95, RWD, 2/96
   -------------------------------------

   -------------------------------------
   JUDGE:  Barbara J. Houser
   -------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: NOVEMBER 30, 2001

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

   RESPONSIBLE  PARTY:

   /s/ Drew Keith                                             Chief Financial Officer
   -------------------------------------------     -----------------------------------------
   ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                            TITLE

   Drew Keith                                                       12/20/2001
   -------------------------------------------     -----------------------------------------
   PRINTED NAME OF RESPONSIBLE PARTY                                   DATE

   PREPARER:

   /s/ Jessica L. Wilson                                      Chief Accounting Officer
   -------------------------------------------     -----------------------------------------
   ORIGINAL SIGNATURE OF PREPARER                                     TITLE

   Jessica L. Wilson                                                12/20/2001
   -------------------------------------------     -----------------------------------------
   PRINTED NAME OF PREPARER                                            DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report
   -----------------------------------------------
   CASE NAME: OK Turbines, Inc.                           ACCRUAL BASIS-1
   -----------------------------------------------

   -----------------------------------------------     02/13/95, RWD, 2/96
   CASE NUMBER: 400-42146-BJH-11
   -----------------------------------------------

   ---------------------------------------------------
   COMPARATIVE BALANCE SHEET
   ---------------------------------------------------------------------------------------------------------------------------------
                                           SCHEDULE                     MONTH                       MONTH                MONTH
                                                            ------------------------------------------------------------------------
   ASSETS                                   AMOUNT                   October 2001               November 2001
   ---------------------------------------------------------------------------------------------------------------------------------
   1.  UNRESTRICTED CASH                  $  299,835                 $  189,658                  $  176,806                $0
   ---------------------------------------------------------------------------------------------------------------------------------
   2.  RESTRICTED CASH                    $        0                 $        0                  $        0                $0
   ---------------------------------------------------------------------------------------------------------------------------------
   3.  TOTAL CASH                         $  299,835                 $  189,658                  $  176,806                $0
   ---------------------------------------------------------------------------------------------------------------------------------
   4.  ACCOUNTS RECEIVABLE (NET)          $  569,077                 $  648,478                  $  461,241                $0
   ---------------------------------------------------------------------------------------------------------------------------------
   5.  INVENTORY                          $4,135,448                 $4,505,463                  $4,407,855                $0
   ---------------------------------------------------------------------------------------------------------------------------------
   6.  NOTES RECEIVABLE                   $        0                 $        0                  $        0                $0
   ---------------------------------------------------------------------------------------------------------------------------------
   7.  PREPAID EXPENSES                   $        0                 $        0                  $        0                $0
   ---------------------------------------------------------------------------------------------------------------------------------
   8.  OTHER (ATTACH LIST)                $   30,000                ($  369,168)                ($  228,377)               $0
   ---------------------------------------------------------------------------------------------------------------------------------
   9.  TOTAL CURRENT ASSETS                5,034,360                 $4,974,431                  $4,817,525                $0
   ---------------------------------------------------------------------------------------------------------------------------------
   10. PROPERTY, PLANT & EQUIPMENT        $  474,012                 $  612,929                  $  612,929                $0
   ---------------------------------------------------------------------------------------------------------------------------------
   11. LESS: ACCUMULATED
       DEPRECIATION/DEPLETION             $        0                 $  169,565                  $  174,005                $0
   ---------------------------------------------------------------------------------------------------------------------------------
   12. NET PROPERTY, PLANT &
       EQUIPMENT                          $  474,012                 $  443,364                  $  438,924                $0
   ---------------------------------------------------------------------------------------------------------------------------------
   13. DUE FROM INSIDERS                  $        0                 $        0                  $        0                $0
   ---------------------------------------------------------------------------------------------------------------------------------
   14. OTHER ASSETS - NET OF
       AMORTIZATION (ATTACH LIST)         $        0                 $        0                  $        0                $0
   ---------------------------------------------------------------------------------------------------------------------------------
   15. OTHER (ATTACH LIST)                &        0                 $        0                  $        0                $0
   ---------------------------------------------------------------------------------------------------------------------------------
   16. TOTAL ASSETS                       $5,508,372                 $5,417,795                  $5,256,449                $0
   ---------------------------------------------------------------------------------------------------------------------------------
   POSTPETITION LIABILITIES
   ---------------------------------------------------------------------------------------------------------------------------------
   17. ACCOUNTS PAYABLE                                              $   30,787                  $   31,834                $0
   ---------------------------------------------------------------------------------------------------------------------------------
   18. TAXES PAYABLE                                                 $    7,883                  $    7,874                $0
   ---------------------------------------------------------------------------------------------------------------------------------
   19. NOTES PAYABLE                                                 $        0                  $        0                $0
   ---------------------------------------------------------------------------------------------------------------------------------
   20. PROFESSIONAL FEES                                             $        0                  $        0                $0
   ---------------------------------------------------------------------------------------------------------------------------------
   21. SECURED DEBT                                                  $        0                  $        0                $0
   ---------------------------------------------------------------------------------------------------------------------------------
   22. OTHER (ATTACH LIST)                                           $        0                  $        0                $0
   ---------------------------------------------------------------------------------------------------------------------------------
   23. TOTAL POSTPETITION
       LIABILITIES                                                   $   38,670                  $   39,708                $0
   ---------------------------------------------------------------------------------------------------------------------------------
   PREPETITION LIABILITIES
   ---------------------------------------------------------------------------------------------------------------------------------
   24. SECURED DEBT                       $        0                 $        0                  $        0                $0
   ---------------------------------------------------------------------------------------------------------------------------------
   25. PRIORITY DEBT                      $   28,268                 $        0                  $        0                $0
   ---------------------------------------------------------------------------------------------------------------------------------
   26. UNSECURED DEBT                     $  493,554                 $  522,197                  $  522,197                $0
   ---------------------------------------------------------------------------------------------------------------------------------
   27. OTHER (ATTACH LIST)                $        0                 $        0                  $        0                $0
   ---------------------------------------------------------------------------------------------------------------------------------
   28. TOTAL PREPETITION LIABILITIES      $  521,822                 $  522,197                  $  522,197                $0
   ---------------------------------------------------------------------------------------------------------------------------------
   29. TOTAL LIABILITIES                  $  521,822                 $  560,867                  $  561,905                $0
   ---------------------------------------------------------------------------------------------------------------------------------
   EQUITY
   ---------------------------------------------------------------------------------------------------------------------------------
   30. PREPETITION OWNERS' EQUITY                                    $3,790,619                  $3,790,619                $0
   ---------------------------------------------------------------------------------------------------------------------------------
   31. POSTPETITION CUMULATIVE
       PROFIT OR (LOSS)                                              $1,066,309                  $  903,925                $0
   ---------------------------------------------------------------------------------------------------------------------------------
   32. DIRECT CHARGES TO EQUITY
       (ATTACH EXPLANATION)
   ---------------------------------------- ----------------------------------------------------------------------------------------
   33. TOTAL EQUITY                       $        0                 $4,856,928                  $4,694,544                $0
   ---------------------------------------------------------------------------------------------------------------------------------
   34. TOTAL LIABILITIES &
       OWNERS' EQUITY                     $  521,822                 $5,417,795                  $5,256,449                $0
   ---------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Monthly Operating Report

   --------------------------------------------
   CASE NAME: OK Turbines, Inc.                                                         ACCRUAL BASIS-2
   --------------------------------------------

   --------------------------------------------
   CASE NUMBER: 400-42146-BJH-11                                                             02/13/95, RWD, 2/96
   --------------------------------------------

   --------------------------------------------
   INCOME STATEMENT
   --------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------------------
                                                               MONTH                MONTH                 MONTH           QUARTER
                                                          ------------------------------------------------------------
   REVENUES                                                October 2001         November 2001                              TOTAL
   ---------------------------------------------------------------------------------------------------------------------------------
   1.     GROSS REVENUES                                    $366,527               $163,437                 $0           $529,964
   ---------------------------------------------------------------------------------------------------------------------------------
   2.     LESS: RETURNS & DISCOUNTS                         $      0               $      0                 $0           $      0
   ---------------------------------------------------------------------------------------------------------------------------------
   3.     NET REVENUE                                       $366,527               $163,437                 $0           $529,964
   ---------------------------------------------------------------------------------------------------------------------------------
   COST OF GOODS SOLD
   ---------------------------------------------------------------------------------------------------------------------------------
   4.     MATERIAL                                          $162,349               $239,402                 $0           $401,751
   ---------------------------------------------------------------------------------------------------------------------------------
   5.     DIRECT LABOR                                      $ 42,173               $ 34,417                 $0           $ 76,590
   ---------------------------------------------------------------------------------------------------------------------------------
   6.     DIRECT OVERHEAD                                   $  6,329               $  4,146                 $0           $ 10,475
   ---------------------------------------------------------------------------------------------------------------------------------
   7.     TOTAL COST OF GOODS SOLD                          $210,851               $277,965                 $0           $488,816
   ---------------------------------------------------------------------------------------------------------------------------------
   8.     GROSS PROFIT                                      $155,676              ($114,528)                $0           $ 41,148
   ---------------------------------------------------------------------------------------------------------------------------------
   OPERATING EXPENSES
   ---------------------------------------------------------------------------------------------------------------------------------
   9.     OFFICER/INSIDER COMPENSATION                      $  4,615               $  6,923                 $0           $ 11,538
   ---------------------------------------------------------------------------------------------------------------------------------
   10.    SELLING & MARKETING                               $    268               $    747                 $0           $  1,015
   ---------------------------------------------------------------------------------------------------------------------------------
   11.    GENERAL & ADMINISTRATIVE                          $ 23,044               $ 30,419                 $0           $ 53,463
   ---------------------------------------------------------------------------------------------------------------------------------
   12.    RENT & LEASE                                      $  3,056               $  2,881                 $0           $  5,937
   ---------------------------------------------------------------------------------------------------------------------------------
   13.    OTHER (ATTACH LIST)                               $  2,022               $  2,548                 $0           $  4,570
   ---------------------------------------------------------------------------------------------------------------------------------
   14.    TOTAL OPERATING EXPENSES                          $ 33,005               $ 43,518                 $0           $ 76,523
   ---------------------------------------------------------------------------------------------------------------------------------
   15.    INCOME BEFORE NON-OPERATING
          INCOME & EXPENSE                                  $122,671              ($158,046)                $0           ($35,375)
   ---------------------------------------------------------------------------------------------------------------------------------
   OTHER INCOME & EXPENSES
   ---------------------------------------------------------------------------------------------------------------------------------
   16.    NON-OPERATING INCOME (ATT. LIST)                  $      0               $      0                 $0           $      0
   ---------------------------------------------------------------------------------------------------------------------------------
   17.    NON-OPERATING EXPENSE (ATT. LIST)                 $      0               $      0                 $0           $      0
   ---------------------------------------------------------------------------------------------------------------------------------
   18.    INTEREST EXPENSE                                  $      0               $      0                 $0           $      0
   ---------------------------------------------------------------------------------------------------------------------------------
   19.    DEPRECIATION/DEPLETION                            $  4,438               $  4,438                 $0           $  8,876
   ---------------------------------------------------------------------------------------------------------------------------------
   20.    AMORTIZATION                                      $      0               $      0                 $0           $      0
   ---------------------------------------------------------------------------------------------------------------------------------
   21.    OTHER (ATTACH LIST)                               $      0               $      0                 $0           $      0
   ---------------------------------------------------------------------------------------------------------------------------------
   22.    NET OTHER INCOME & EXPENSES                       $  4,438               $  4,438                 $0           $  8,876
   ---------------------------------------------------------------------------------------------------------------------------------
   REORGANIZATION EXPENSES
   ---------------------------------------------------------------------------------------------------------------------------------
   23.    PROFESSIONAL FEES                                 $      0               $      0                 $0           $      0
   ---------------------------------------------------------------------------------------------------------------------------------
   24.    U.S. TRUSTEE FEES                                 $      0               $      0                 $0           $      0
   ---------------------------------------------------------------------------------------------------------------------------------
   25.    OTHER (ATTACH LIST)                               $      0               $      0                 $0           $      0
   ---------------------------------------------------------------------------------------------------------------------------------
   26.    TOTAL REORGANIZATION EXPENSES                     $      0               $      0                 $0           $      0
   ---------------------------------------------------------------------------------------------------------------------------------
   27.    INCOME TAX                                        $      0               $      0                 $0           $      0
   ---------------------------------------------------------------------------------------------------------------------------------
   28.    NET PROFIT (LOSS)                                 $118,233              ($162,484)                $0           ($44,251)
   ---------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Monthly Operating Report

        ----------------------------------------------------------------
        CASE NAME: OK Turbines, Inc.                                             ACCRUAL BASIS-3
        ----------------------------------------------------------------

        ----------------------------------------------------------------
        CASE NUMBER: 400-42146-BJH-11                                                02/13/95, RWD, 2/96
        ----------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------
        CASH RECEIPTS AND                                      MONTH                  MONTH            MONTH       QUARTER
                                                     -------------------------------------------------------
        DISBURSEMENTS                                       October 2001           November 2001                    TOTAL
        ----------------------------------------------------------------------------------------------------------------------------
        1.   CASH - BEGINNING OF MONTH                        $438,270                $189,658          $0       $  438,270
        ------------------------------------------------------------------------------------------------------------------------
        RECEIPTS FROM OPERATIONS
        ------------------------------------------------------------------------------------------------------------------------
        2.   CASH SALES                                       $      0                $      0          $0       $        0
        ------------------------------------------------------------------------------------------------------------------------
        COLLECTION OF ACCOUNTS RECEIVABLE
        ------------------------------------------------------------------------------------------------------------------------
        3.   PREPETITION                                      $      0                $      0          $0       $        0
        ------------------------------------------------------------------------------------------------------------------------
        4.   POSTPETITION                                     $306,190                $358,746          $0       $  664,936
        ------------------------------------------------------------------------------------------------------------------------
        5.   TOTAL OPERATING RECEIPTS                         $306,190                $358,746          $0       $  664,936
        ------------------------------------------------------------------------------------------------------------------------
        NON - OPERATING RECEIPTS
        ------------------------------------------------------------------------------------------------------------------------
        6.   LOANS & ADVANCES (ATTACH LIST)                   $      0                $      0          $0       $        0
        ------------------------------------------------------------------------------------------------------------------------
        7.   SALE OF ASSETS                                   $      0                $      0          $0       $        0
        ------------------------------------------------------------------------------------------------------------------------
        8.   OTHER (ATTACH LIST)                              $    340                $    950          $0       $    1,290
        ------------------------------------------------------------------------------------------------------------------------
        9.   TOTAL NON-OPERATING RECEIPTS                     $    340                $    950          $0       $    1,290
        ------------------------------------------------------------------------------------------------------------------------
        10   TOTAL RECEIPTS                                   $306,530                $359,696          $0       $  666,226
        ------------------------------------------------------------------------------------------------------------------------
        11.  TOTAL CASH AVAILABLE                             $744,800                $549,354          $0       $1,104,496
        ------------------------------------------------------------------------------------------------------------------------
        OPERATING DISBURSEMENTS
        ------------------------------------------------------------------------------------------------------------------------
        12.  NET PAYROLL                                      $      0                $      0          $0       $        0
        ------------------------------------------------------------------------------------------------------------------------
        13.  PAYROLL TAXES PAID                               $      0                $      0          $0       $        0
        ------------------------------------------------------------------------------------------------------------------------
        14.  SALES, USE & OTHER TAXES PAID                    $      0                $     10          $0       $       10
        ------------------------------------------------------------------------------------------------------------------------
        15.  SECURED/RENTAL/LEASES                            $  2,706                $  2,866          $0       $    5,572
        ------------------------------------------------------------------------------------------------------------------------
        16.  UTILITIES                                        $  2,783                $  3,741          $0       $    6,524
        ------------------------------------------------------------------------------------------------------------------------
        17.  INSURANCE                                        $      0                $      0          $0       $        0
        ------------------------------------------------------------------------------------------------------------------------
        18.  INVENTORY PURCHASES                              $ 92,691                $ 96,551          $0       $  189,242
        ------------------------------------------------------------------------------------------------------------------------
        19.  VEHICLE EXPENSES                                 $      0                $      0          $0       $        0
        ------------------------------------------------------------------------------------------------------------------------
        20.  TRAVEL                                           $      0                $      0          $0       $        0
        ------------------------------------------------------------------------------------------------------------------------
        21.  ENTERTAINMENT                                    $    106                $    191          $0       $      297
        ------------------------------------------------------------------------------------------------------------------------
        22.  REPAIRS & MAINTENANCE                            $ 33,776                $ 43,018          $0       $   76,794
        ------------------------------------------------------------------------------------------------------------------------
        23.  SUPPLIES                                         $  2,475                $  1,204          $0       $    3,679
        ------------------------------------------------------------------------------------------------------------------------
        24.  ADVERTISING                                      $    499                $  2,154          $0       $    2,653
        ------------------------------------------------------------------------------------------------------------------------
        25.  OTHER (ATTACH LIST)                              $416,356                $222,813          $0       $  639,169
        ------------------------------------------------------------------------------------------------------------------------
        26.  TOTAL OPERATING DISBURSEMENTS                    $551,392                $372,548          $0       $  923,940

        ------------------------------------------------------------------------------------------------------------------------
        REORGANIZATION EXPENSES
        ------------------------------------------------------------------------------------------------------------------------
        27.  PROFESSIONAL FEES                                $      0                $      0          $0       $        0
        ------------------------------------------------------------------------------------------------------------------------
        28.  U.S. TRUSTEE FEES                                $  3,750                $      0          $0       $    3,750
        ------------------------------------------------------------------------------------------------------------------------
        29.  OTHER (ATTACH LIST)                              $      0                $      0          $0       $        0
        ------------------------------------------------------------------------------------------------------------------------
        30.  TOTAL REORGANIZATION EXPENSES                    $  3,750                $      0          $0       $    3,750
        ------------------------------------------------------------------------------------------------------------------------
        31.  TOTAL DISBURSEMENTS                              $555,142                $372,548          $0       $  927,690
        ------------------------------------------------------------------------------------------------------------------------
        32.  NET CASH FLOW                                   ($248,612)              ($ 12,852)         $0      ($  261,464)
        ------------------------------------------------------------------------------------------------------------------------
        33.  CASH - END OF MONTH                              $189,658                $176,806          $0       $  176,806
        ------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

        -----------------------------------------
        CASE NAME: OK Turbines, Inc.                ACCRUAL BASIS-4
        -----------------------------------------

        -----------------------------------------
        CASE NUMBER: 400-42146-BJH-11                   02/13/95, RWD, 2/96
        -----------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------
                                                          SCHEDULE                MONTH                   MONTH              MONTH
                                                                            --------------------------------------------------------
        ACCOUNTS RECEIVABLE AGING                          AMOUNT              October 2001           November 2001
        ----------------------------------------------------------------------------------------------------------------------------
        1.      0-30                                                                    $260,102                $145,933          $0
        ----------------------------------------------------------------------------------------------------------------------------
        2.      31-60                                                                   $149,377                $ 98,225          $0
        ----------------------------------------------------------------------------------------------------------------------------
        3.      61-90                                                                   $ 52,355                $ 39,068          $0
        ----------------------------------------------------------------------------------------------------------------------------
        4.      91+                                                                     $186,644                $178,015          $0
        ----------------------------------------------------------------------------------------------------------------------------
        5.      TOTAL ACCOUNTS RECEIVABLE                             $0                $648,478                $461,241          $0
        ----------------------------------------------------------------------------------------------------------------------------
        6.      AMOUNT CONSIDERED UNCOLLECTIBLE                                         $      0                $      0          $0
        ----------------------------------------------------------------------------------------------------------------------------
        7.      ACCOUNTS RECEIVABLE (NET)                             $0                $648,478                $461,241          $0
        ----------------------------------------------------------------------------------------------------------------------------

        -----------------------------------------

        AGING OF POSTPETITION TAXES AND PAYABLES                                                          MONTH:   November 2001
                                                                                                                 -------------------
        ----------------------------------------------------------------------------------------------------------------------------
                                                0-30                    31-60          61-90             91+
        TAXES PAYABLE                           DAYS                     DAYS           DAYS            DAYS             TOTAL
        ----------------------------------------------------------------------------------------------------------------------------
        1.      FEDERAL                             $     0                      $0             $0               $0          $     0
        ----------------------------------------------------------------------------------------------------------------------------
        2.      STATE                               $ 7,874                      $0             $0               $0          $ 7,874
        ----------------------------------------------------------------------------------------------------------------------------
        3.      LOCAL                               $     0                      $0             $0               $0          $     0
        ----------------------------------------------------------------------------------------------------------------------------
        4.      OTHER (ATTACH LIST)                 $     0                      $0             $0               $0          $     0
        ----------------------------------------------------------------------------------------------------------------------------
        5.      TOTAL TAXES PAYABLE                 $ 7,874                      $0             $0               $0          $ 7,874
        ----------------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------
        6.      ACCOUNTS PAYABLE                    $31,834                      $0             $0               $0          $31,834
        ----------------------------------------------------------------------------------------------------------------------------

        -----------------------------------------

        STATUS OF POSTPETITION TAXES                                                                      MONTH:   November 2001
                                                                                                                 -------------------
        ----------------------------------------------------------------------------------------------------------------------------
                                                   BEGINNING                AMOUNT                                  ENDING
                                                      TAX                WITHHELD AND/          AMOUNT                TAX
        FEDERAL                                   LIABILITY*              0R ACCRUED             PAID              LIABILITY
        ----------------------------------------------------------------------------------------------------------------------------
        1.      WITHHOLDING**                        $    0                     $ 0                 $ 0              $    0
        ----------------------------------------------------------------------------------------------------------------------------
        2.      FICA-EMPLOYEE**                      $    0                     $ 0                 $ 0              $    0
        ----------------------------------------------------------------------------------------------------------------------------
        3.      FICA-EMPLOYER**                      $    0                     $ 0                 $ 0              $    0
        ----------------------------------------------------------------------------------------------------------------------------
        4.      UNEMPLOYMENT                         $    0                     $ 0                 $ 0              $    0
        ----------------------------------------------------------------------------------------------------------------------------
        5.      INCOME                               $    0                     $ 0                 $ 0              $    0
        ----------------------------------------------------------------------------------------------------------------------------
        6.      OTHER (ATTACH LIST)                  $    0                     $ 0                 $ 0              $    0
        ----------------------------------------------------------------------------------------------------------------------------
        7.      TOTAL FEDERAL TAXES                  $    0                     $ 0                 $ 0              $    0
        ----------------------------------------------------------------------------------------------------------------------------
        STATE AND LOCAL
        ----------------------------------------------------------------------------------------------------------------------------
        8.      WITHHOLDING                          $    0                     $ 0                 $ 0              $    0
        ----------------------------------------------------------------------------------------------------------------------------
        9.      SALES                                $7,871                     $13                 $10              $7,874
        ----------------------------------------------------------------------------------------------------------------------------
        10.     EXCISE                               $    0                     $ 0                 $ 0              $    0
        ----------------------------------------------------------------------------------------------------------------------------
        11.     UNEMPLOYMENT                         $    0                     $ 0                 $ 0              $    0
        ----------------------------------------------------------------------------------------------------------------------------
        12.     REAL PROPERTY                        $    0                     $ 0                 $ 0              $    0
        ----------------------------------------------------------------------------------------------------------------------------
        13.     PERSONAL PROPERTY                    $    0                     $ 0                 $ 0              $    0
        ----------------------------------------------------------------------------------------------------------------------------
        14.     OTHER (ATTACH LIST)                  $    0                     $ 0                 $ 0              $    0
        ----------------------------------------------------------------------------------------------------------------------------
        15.     TOTAL STATE & LOCAL                  $7,871                     $13                 $10              $7,874
        ----------------------------------------------------------------------------------------------------------------------------
        16.     TOTAL TAXES                          $7,871                     $13                 $10              $7,874
        ----------------------------------------------------------------------------------------------------------------------------

        * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
        ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE  NAME: OK Turbines, Inc.                        ACCRUAL BASIS-5
---------------------------------------------

---------------------------------------------
CASE  NUMBER: 400-42146-BJH-11                          02/13/95, RWD, 2/96
---------------------------------------------


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                               MONTH: November 2001
                                                                                      ----------------------------------------------
---------------------------------------
BANK RECONCILIATIONS
                                                 Account #1               Account #2              Account #3
------------------------------------------------------------------------------------------------------------------------------------
A.  BANK:                                      Bank of America          Bank of America         Bank of America
----------------------------------------------------------------------------------------------------------------------
B.  ACCOUNT NUMBER:                              15819-20089              00127-09156             00129-09155              TOTAL
----------------------------------------------------------------------------------------------------------------------
C.  PURPOSE (TYPE):                               Operating                 Payroll                Operating
------------------------------------------------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT                    $223,433                     $0                      $0                 $223,433
------------------------------------------------------------------------------------------------------------------------------------
2.  ADD: TOTAL DEPOSITS NOT CREDITED              $      0                     $0                      $0                 $      0
-----------------------------------------------------------------------------------------------------------------------------------
3.  SUBTRACT: OUTSTANDING CHECKS                  $ 46,743                     $0                      $0                 $ 46,743
------------------------------------------------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS                       $      0                     $0                      $0                 $      0
------------------------------------------------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS                   $176,690                     $0                      $0                 $176,690
------------------------------------------------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN                      6972               Account closed          Account closed
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------
INVESTMENT ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
                                                     DATE OF                TYPE OF                PURCHASE               CURRENT
BANK, ACCOUNT NAME & NUMBER                         PURCHASE               INSTRUMENT               PRICE                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
7.  N/A
------------------------------------------------------------------------------------------------------------------------------------
8.  N/A
------------------------------------------------------------------------------------------------------------------------------------
9.  N/A
------------------------------------------------------------------------------------------------------------------------------------
10. N/A

------------------------------------------------------------------------------------------------------------------------------------
11. TOTAL INVESTMENTS                                                                                 $0                  $      0
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------
CASH
------------------------------------------------------------------------------------------------------------------------------------
12. CURRENCY ON HAND                                                                                                      $    116
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
13. TOTAL CASH - END OF MONTH                                                                                             $176,806
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

       -------------------------------------------
       CASE NAME: OK Turbines, Inc.                ACCRUAL BASIS-6
       -------------------------------------------

       -------------------------------------------
       CASE NUMBER: 400-42146-BJH-11                    02/13/95, RWD, 2/96
       -------------------------------------------

                                               MONTH:   November 2001

       -------------------------------------------------------------------------
       PAYMENTS TO INSIDERS AND PROFESSIONALS
       -------------------------------------------------------------------------

       OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
       CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

       -------------------------------------------------------------------------------------------------
                                                   INSIDERS
       -------------------------------------------------------------------------------------------------
                                        TYPE OF                AMOUNT             TOTAL PAID
               NAME                     PAYMENT                 PAID               TO DATE
       -------------------------------------------------------------------------------------------------
       1.   GREGG NIMMO              Reimbursment              $  679              $ 34,674
       -------------------------------------------------------------------------------------------------
       2.   GREGG NIMMO              Salary                    $6,923              $116,825
       -------------------------------------------------------------------------------------------------
       3.
       -------------------------------------------------------------------------------------------------
       4.
       -------------------------------------------------------------------------------------------------
       5.
       -------------------------------------------------------------------------------------------------
       6.   TOTAL PAYMENTS
            TO INSIDERS                                        $7,602              $151,499
       -------------------------------------------------------------------------------------------------

       -----------------------------------------------------------------------------------------------------------------------------
                                                                    PROFESSIONALS
       -----------------------------------------------------------------------------------------------------------------------------
                                   DATE OF COURT                                                                       TOTAL
                                 ORDER AUTHORIZING           AMOUNT               AMOUNT        TOTAL PAID           INCURRED
                 NAME                 PAYMENT               APPROVED               PAID           TO DATE           & UNPAID *
       -----------------------------------------------------------------------------------------------------------------------------
       1.   N/A
       -----------------------------------------------------------------------------------------------------------------------------
       2.   N/A
       -----------------------------------------------------------------------------------------------------------------------------
       3.   N/A
       -----------------------------------------------------------------------------------------------------------------------------
       4.   N/A
       -----------------------------------------------------------------------------------------------------------------------------
       5.   N/A
       -----------------------------------------------------------------------------------------------------------------------------
       6.   TOTAL PAYMENTS
            TO PROFESSIONALS                                      $0                  $0                $0                  $0
       -----------------------------------------------------------------------------------------------------------------------------

       * INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED


       -------------------------------------------------------------------------
       POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
       -------------------------------------------------------------------------

       ---------------------------------------------------------------------------------------------------------------------
                                                                    SCHEDULED            AMOUNTS
                                                                     MONTHLY               PAID                TOTAL
                                                                    PAYMENTS              DURING              UNPAID
                          NAME OF CREDITOR                             DUE                MONTH            POSTPETITION
       ---------------------------------------------------------------------------------------------------------------------
       1.   City of Hollister - Building Rent                        $2,395               $2,395                     $0
       ---------------------------------------------------------------------------------------------------------------------
       2.   Other                                                   various                                          $0
       ---------------------------------------------------------------------------------------------------------------------
       3.   N/A
       ---------------------------------------------------------------------------------------------------------------------
       4.   N/A
       ---------------------------------------------------------------------------------------------------------------------
       5.   N/A
       ---------------------------------------------------------------------------------------------------------------------
       6.   TOTAL                                                    $2,395               $2,395                     $0
       ---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     ---------------------------------------------------------------------------
                                                      Monthly Operating Report

     ----------------------------------------
     CASE NAME: OK Turbines, Inc.              ACCRUAL  BASIS-7
     ----------------------------------------

     ----------------------------------------
     CASE NUMBER: 400-42146-BJH-11               02/13/95, RWD, 2/96
     ----------------------------------------

                                               MONTH:  November 2001
                                                      --------------

     --------------------------
     QUESTIONNAIRE

     --------------------------

     ----------------------------------------------------------------------------------------------------------
                                                                                   YES                NO
     ----------------------------------------------------------------------------------------------------------
     1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
          THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                        X
     ----------------------------------------------------------------------------------------------------------
     2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
          OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                  X
     ----------------------------------------------------------------------------------------------------------
     3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
          LOANS) DUE FROM RELATED PARTIES?                                                            X
     ----------------------------------------------------------------------------------------------------------
     4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
          THIS REPORTING PERIOD?                                                                      X
     ----------------------------------------------------------------------------------------------------------
     5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
          DEBTOR FROM ANY PARTY?                                                                      X
     ----------------------------------------------------------------------------------------------------------
     6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                X
     ----------------------------------------------------------------------------------------------------------
     7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
          PAST DUE?                                                                                   X
     ----------------------------------------------------------------------------------------------------------
     8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                            X
     ----------------------------------------------------------------------------------------------------------
     9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                  X
     ----------------------------------------------------------------------------------------------------------
     10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
          DELINQUENT?                                                                                 X
     ----------------------------------------------------------------------------------------------------------
     11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
          REPORTING PERIOD?                                                                           X
     ----------------------------------------------------------------------------------------------------------
     12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                             X
     ----------------------------------------------------------------------------------------------------------

     IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
     EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

     ----------------------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------------------

     --------------------------
     INSURANCE
     ----------------------------------------------------------------------------------------------------------
                                                                                   YES                NO
     ----------------------------------------------------------------------------------------------------------
     1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
          NECESSARY INSURANCE COVERAGES IN EFFECT?                                  X
     ----------------------------------------------------------------------------------------------------------
     2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                    X
     ----------------------------------------------------------------------------------------------------------
     3.   PLEASE ITEMIZE POLICIES BELOW.
     ----------------------------------------------------------------------------------------------------------

     IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES
     HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE
     AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

     ----------------------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------------------


     ----------------------------------------------------------------------------------------------------------
                                               INSTALLMENT  PAYMENTS
     ----------------------------------------------------------------------------------------------------------
            TYPE  OF                                                                        PAYMENT AMOUNT
             POLICY                      CARRIER                 PERIOD COVERED              & FREQUENCY
     ----------------------------------------------------------------------------------------------------------
          See Kitty Hawk, Inc. Case #400-42141
     ----------------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

===================================================================================================================


    ------------------------------------------------------
    CASE NAME: OK Turbines, Inc.                          FOOTNOTES SUPPLEMENT
    ------------------------------------------------------

    ------------------------------------------------------
    CASE NUMBER: 400-42146-BJH-11                            ACCRUAL BASIS
    ------------------------------------------------------

                                                                         MONTH:   November 2001
                                                                               ------------------------------------



    ---------------------------------------------------------------------------------------------------------------
         ACCRUAL BASIS             LINE
         FORM NUMBER              NUMBER                      FOOTNOTE / EXPLANATION
    ---------------------------------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------------------------------
              3                     12         All payroll is paid out of Kitty Hawk Charters, Inc. (Case #400-
    ---------------------------------------------------------------------------------------------------------------
                                    13           42142) and allocated to the Company. Related payroll
    ---------------------------------------------------------------------------------------------------------------
                                                 taxes are disbursed out of and reported at KH Charters.
    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------
              6                                All Professional fees related to the Reorganization of the
    ---------------------------------------------------------------------------------------------------------------
                                                 Company are disbursed out of Kitty Hawk, Inc. (Parent
    ---------------------------------------------------------------------------------------------------------------
                                                 Company). Refer to Case # 400-42141
    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------
              7                                All insurance plans related to the Company are carried
    ---------------------------------------------------------------------------------------------------------------
                                                 at Kitty Hawk, Inc. (Parent Company). Refer to Case #
    ---------------------------------------------------------------------------------------------------------------
                                                 400-42141.
    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

   ======================================================================================================================

CASE NAME: OK Turbines, Inc.

CASE NUMBER: 400-42146-BJH-11

Details of Other Items

ACCRUAL BASIS-1                                November 2001


8.  OTHER (ATTACH LIST)                  $           (228,377)Reported
                                        ---------------------
      Intercompany Receivables                       (269,122)
      Misc                                                  -
      Security Deposit                                 40,745
                                        ---------------------
                                                     (228,377)Detail
                                        ---------------------
                                                            - Difference

ACCRUAL BASIS-2

13. OTHER (ATTACH LIST)                  $              2,548 Reported
                                        ---------------------
      Bad Debt expense                                  2,548
                                        ---------------------
                                                        2,548 Detail
                                        ---------------------
                                                            - Difference

ACCRUAL BASIS-3

8.  OTHER (ATTACH LIST)                  $                950 Reported
                                        ---------------------
      Recover NSF                                           -
      Refunds                                             950
                                        ---------------------
                                                          950 Detail

                                        ---------------------
                                                            - Difference

25. OTHER (ATTACH LIST)                               222,813 Reported
                                        ---------------------
      Freight                                           5,874
      Fuel                                                764
      Licenses and Fees                                   120
      Outside Services                                  5,081
      Misc                                                 72
      Refunds                                           7,533
      NSF Check                                         2,548
      Subscription                                        821
      Transfer to KH Charters                         200,000
                                        ---------------------
                                                      222,813 Detail
                                        ---------------------
                                                            - Difference